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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 14, 2005
                                                 -------------------------------


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                     333-84486                41-0365145
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(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)             Identification No.)


          4001 LEXINGTON AVENUE NORTH
             ARDEN HILLS, MINNESOTA                                 55126
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(c)        Exhibits.
           99.1  Land O'Lakes, Inc. press release dated February 11, 2005.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


           On February 11, 2005, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), issued a press release announcing a slight upward revision to Company earnings for the period ending December 31, 2004. The press release modifies earnings reported by the Company in a press release dated February 3, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

           The press release includes the Company's calculations regarding EBITDA (earnings before interest, taxes, depreciation and amortization, as calculated pursuant to the Company's senior credit facilities) for the period ending December 31, 2004. The press release also contains a reconciliation of EBITDA to net income/(loss) before income taxes, a measure which the Company believes is the most directly comparable financial measure calculated in accordance with GAAP. The Company believes that a presentation of EBITDA provides useful information to its stakeholders since this information is needed to measure certain financial covenants under the Company's senior credit facilities.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               LAND O'LAKES, INC.


Date:  February 14, 2005                       /s/ Daniel Knutson
                                               ---------------------------------
                                               Daniel Knutson
                                               Senior Vice President
                                               and Chief Financial Officer


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                                  EXHIBIT INDEX

99.1    Land O'Lakes, Inc. press release dated February 11, 2005.